UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 5, 2007

SUTOR TECHNOLOGY GROUP LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-51908	87-0578370
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No 8, Huaye Road, Dongbang Industrial Park Changshu, China 215534 (Address of Principal Executive Offices)

(86) 512-52686688 Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On September 5, 2007, Sutor Technology Group Limited (the “Company”) is making a slide presentation at the ROTH 2007 New York Conference to groups of potential investors of the Company. A copy of the Company’s presentation is furnished herewith as Exhibit 99.1.

The information contained in this current report on form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibit to this form 8-K shall not be deemed an admission as to the materiality of any information in this report on form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
99.1	Slide Presentation of Sutor Technology Group Limited

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTOR TECHNOLOGYGROUP LIMITED

Date: September 5, 2007

/s/ Guoxiang Ni
Chief Executive Officer

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